Exhibit 99.2

© 2018 Benchmark Electronics, Inc. Benchmark Electronics, Inc. Q3 2018 Earnings October 30, 2018

| 2 © 2018 Benchmark Electronics, Inc. Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the n egatives thereof, often identify forward - looking statements, which are not limited to historical facts. Forward - looking statements inclu de, among other things: guidance for 2018 results; projected annual revenues resulting from new program bookings; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark ’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environmen t generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect , actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, part icularly in Item 1A, “Risk Factors”, of the Company’s Annual Report on Form 10 - K for the year ended December 31, 2017 and in its subsequent filings with the Securities and Exchange Commission. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Non - GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“n on - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non - GAAP information is not necessarily comparable to the non - GAAP information used by other companies. Non - GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

| 3 © 2018 Benchmark Electronics, Inc. Implementation of ASC 606 – Revenue from Contracts with Customers Effective January 1, 2018, the Company implemented ASC 606 the accounting standard governing “Revenue from Contracts with Customers” using the full retrospective transition method. Under ASC 606, revenue is recognized as or when the customer obta ins control of the goods or services promised in a contract. Given the nature of the terms and conditions in substantially all o f t he Company’s customer contracts, the Company now recognizes revenue over time (beginning at work - in - process (“WIP”)) for the majori ty of its contracts. All historical financial information represented in this presentation has been adjusted to reflect the retrospective implementation of ASC 606. As part of ASC 606, we are also required to reclassify finished goods and WIP meeting “the over time criteria” from inventory to a new line item called contract assets on the face of the balance sheet. Contract assets are defined as the Company’s right to cons ide ration for work completed but not billed.

| 4 © 2018 Benchmark Electronics, Inc. CEO Update

© 2018 Benchmark Electronics, Inc. | 5 Third Quarter 2018 Summary O perational p erformance ► Revenue and non - GAAP diluted EPS within Q3 guidance ► Year - over - year revenue growth of 5% ► Non - GAAP gross margins increased to 8.5% ► Delivered $0.33 non - GAAP EPS for the quarter Working capital ► Cash conversion cycle of 74 days ending Q3 ► At the high end of the target range of 73 to 68 days from the linearity of shipments Cash flow and improving ROIC ► Used $1 million in operating cash flow in Q3; full year operating cash flow outlook of $40 - 50M ► ROIC of 9.8%; down 10 bps year - over - year Capital allocation ► Share repurchases of $122M as of Sept. 30; $152 million through Oct. 29 ► Targeting $200M exiting Q4, which is $100M above target

© 2018 Benchmark Electronics, Inc. | 6 New Business Wins with Focus on Market Sector Sales Q3 2018 New Business Wins by Segment Estimated Annual Revenue from New Business Wins ► 31 manufacturing and 27 engineering project awards ► Estimated annual revenue run rate between $162 – 182 million ► Estimated time to ramp between 12 to 24 months; medical up to 36 months Q3 New Business Wins Highlights: $123 $128 $134 $142 $152 $156 $171 $177 $175 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 $ (USD M) Industrials 30% • Advanced industrial robots ( design support & mfg.) • Transportation communication modules (mfg .) Medical 11% • Handheld ultrasound device (mfg.) • Fetal monitoring device (design & mfg.) T&I 5% • Precision Technology components for front - end semi - capital equipment (mfg.) A&D 4% • Military aircraft electronics (mfg.) • High reliability filter components (mfg.) C&T 50% • Next gen telco full system ( design support & mfg.) • Printer electronics (mfg.)

© 2018 Benchmark Electronics, Inc. | 7 Q4 Guidance * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs Guidance Net Sales (in millions) $610 – $650 Diluted EPS – non - GAAP* $0.32 – $0.40 ► Demand softness and mix shifts in Test & Instrumentation (primarily for semi - cap) and Computing growth impact margins ► Solid core business base ► Sustained and improved operational performance 126 173 104 161 146 89 93 102 106 77 0 100 200 300 400 500 600 700 800 900 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Computing Revenue T&I Revenue $611 $666 $608 $661 $641 $630 Down Mid Teens Up High Singles

© 2018 Benchmark Electronics, Inc. | 8 Progress Milestones 2H - 18 ► Expect full year at 65% Higher - Value dependent on strength of computing in Q4 ► Higher mix of Computing and lower mix of T&I pressure margins ► Moderating SG&A expenses ► Current funnel supports achieving target ► Lower utilization from semi - cap softness ► Below target from increased capacity ahead of ramps

Preliminary 2019 Observations

Expect year-over-year revenue growth

- Revenue growth of 3-5%
- Assumes continued T&I (front-end semi-cap) softness in 1H-19 and ~10% year-over-year decline

Operating margins will expand from current levels

- Targeting gross margins to return to ~9.5% with semi-cap softness
  - Reducing cost and expense structure
  - Evaluating marginal or dilutive contracts
  - Returns from new RF and high-speed design center at higher margins
- Lowering SG&A expenses

Execute capital allocation strategy

- Board has further increased authorization for an additional $100M
- Continue to repurchase shares on total remaining authorization of $262M
- Continue quarterly dividend

Benchmark | 9
© 2018 Benchmark Electronics, Inc.

| 10 © 2018 Benchmark Electronics, Inc. Q3 2018 Financial Highlights

© 2018 Benchmark Electronics, Inc. | 11 Third Quarter 2018 Financial Summary For the Three Months Ended (In millions, except EPS) Sep. 30 , 2018 Jun. 30 , 2018 Q/Q Sep. 30 , 2017 Y/Y Net Sales $641 $661 (3%) $611 5% GAAP Operating Margin 1.7% 2.2% (50 bps) 3.4% (170 bps) GAAP Diluted EPS $0.17 $0.23 (26%) $0.35 (51%) Non - GAAP Operating Margin 2.9% 2.7% 20 bps 4.0% (110 bps) Non - GAAP Diluted EPS $0.33 $0.30 10% $0.40 (18%) GAAP ROIC 7.0% 8.2% (120 bps) 7.6% (60 bps) Non - GAAP ROIC 9.8% 10.5% (70 bps) 9.9% (10 bps) See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results Our Guidance for the Third Quarter: ► Revenue (in millions) $610 – $650 ► Diluted EPS – non - GAAP $0.28 – $0.36

© 2018 Benchmark Electronics, Inc. | 12 Higher - Value Markets Sep. 30 , 2018 Jun. 30 , 2018 Q/Q Industrials 20% $128 18% $118 9% Aerospace & Defense 16% $105 15% $100 5% Medical 15% $96 15% $97 -- Test & Instrument. 12% $77 16% $106 (28%) Total Revenue $406 $421 (4%) Revenue by Market Sector (1) In millions Traditional Markets Sep. 30 , 2018 Jun. 30 , 2018 Q/Q Computing 23% $146 24% $161 (9%) Telecommunication s 14% $89 12% $79 13% Total Revenue $235 $240 (2%) Sep. 30 , 2017 Y/Y 20% $126 16% 12% $72 23% $198 19% For the Three Months Ended Sep. 30 , 2017 Y/Y 21% $126 2% 16% $96 9% 17% $102 (6%) 14% $89 (14%) $413 (2%) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 13 GAAP Key Business Trends Return on Invested Capital (LTM) Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital 20.9 21.9 18.0 14.3 11.0 3.4% 3.3% 3.0% 2.2% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 32.1 33.3 35.7 35.8 37.6 5.3% 5.0% 5.9% 5.4% 5.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 611 666 608 661 641 9.5% 9.1% 9.6% 8.2% 8.2% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 GAAP ROIC = ( GAAP income from operations – GAAP Tax Impact ) · (Average Invested Capital for last 5 quarters) 903 878 850 848 848 69 71 77 70 59 7.6% 8.1% 9.1% 8.2% 7.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18

© 2018 Benchmark Electronics, Inc. | 14 Non - GAAP Key Business Trends Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital Non - GAAP ROIC = (Non - GAAP income from operations – Non - GAAP Tax Impact) · [Average Invested Capital for last 5 quarters] (1) Excludes the impact of customer insolvency. 32.1 33.3 35.7 35.8 35.9 5.3% 5.0% 5.9% 5.4% 5.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 (1) (1) 611 666 608 661 641 9.3% 9.1% 9.5% 8.2% 8.5% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 (1) (1) 24.6 27.1 22.2 18.1 18.5 4.0% 4.1% 3.7% 2.7% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 (1) (1) 903 878 850 848 848 89 91 95 89 83 9.9% 10.3% 11.2% 10.5% 9.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Return on Invested Capital (LTM) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 15 (In millions) Sep. 30 , 2018 Jun. 30 , 2018 Sep. 30 , 2017 Cash Flows from (used in) Operations ($1) ($41) ($3) FCF ($16) ($58) ($14) Cash $476 $596 $730 International $170 $177 $655 US $306 $419 $75 Inventory $321 $319 $281 Accounts Receivable $456 $445 $412 Contract Assets $156 $148 $162 Accounts Payable $374 $384 $335 Cash Flow / Working Capital Highlights Used $ 1 million of Cash from Operations in Q3 (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex For the Three Months Ended 1

© 2018 Benchmark Electronics, Inc. | 16 Working Capital Update Ongoing Cash Conversion Cycle Days will Range between 73 and 68 Days Q3 - 16 Q4 - 16 Q1 - 17 Q2 - 17 Q3 - 17 Q4 - 17 Q1 - 18 Q2 - 18 Q3 - 18 Accounts Receivable Days 64 63 62 57 61 59 59 61 64 Contract Asset Days 22 23 24 22 24 20 22 20 22 Inventory Days 45 39 48 45 46 40 50 47 49 Deposits 3 4 4 4 4 3 3 2 4 Accounts Payable Days 52 52 61 55 55 54 60 57 57 Cash Conversion Cycle 76 69 69 65 72 62 68 69 74 76 69 69 65 72 62 68 69 74 0 20 40 60 80 100 120 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18

© 2018 Benchmark Electronics, Inc. | 17 Capital Allocation Update Stock repurchase authorizations in 2018 ► Q1 - 18: Board approved stock repurchase of up to an additional $250 million of common stock ► Q4 - 18 : Board approved stock repurchase of up to an additional $100 million of common stock Recurring dividend initiated Q1 - 18 ► Announced first quarterly cash dividend of $0.15 per share to shareholders of record as of March 29, 2018; dividends were paid on April 11, 2018, July 12, 2018 and October 11, 2018 Accelerated Stock Repurchase (ASR) Open Market Repurchase (OMR) $50 million ASR Completed $102 million OMR (Oct. 29) Completed $152 million year - to - date of $100 million target for 2018 Expect to achieve $200 million in 2018 $72 million OMR (Sept. 30)

design develop deliver advanced technology 18 © 2018 Benchmark Electronics, Inc. | 18 Fourth Quarter 2018 Guidance * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs Guidance Net Sales (in millions) $610 – $650 Diluted EPS – non - GAAP* $0.32 – $0.40

design develop deliver advanced technology 19 © 2018 Benchmark Electronics, Inc. | 19 Sequential Modeling Information Higher - Value Markets Q4 - 18 Outlook (%) Industrials Down Mid Teens Aerospace & Defense Up Mid Singles Medical Up Low Singles Test & Instrumentation Down Mid Teens Traditional Markets Q4 - 18 Outlook (%) Computing Up High Singles Telecommunication s Flat Q4 - 18 Guidance Operating Margin - non - GAAP * 2.6% – 3.4% Interest Expense (in millions) $1.9 Effective Tax Rate 18% Weighted Average Shares (m) 43.5 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs

| 20 © 2018 Benchmark Electronics, Inc. Appendix

design develop deliver advanced technology 21 © 2018 Benchmark Electronics, Inc. | 21 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Sep 30, Jun 30, Sep 30, 2018 2018 2017 2018 2017 $ 10,957 $ 14,349 $ 20,903 $ 43,273 $ 54,916 1,845 1,758 2,511 5,838 5,566 3,295 (330) (1,514) 2,624 2,896 2,368 2,367 2,736 7,101 7,698 $ 18,465 $ 18,144 $ 24,636 $ 58,836 $ 71,076 $ 52,777 $ 54,299 $ 58,243 $ 165,394 $ 165,259 1,581 (330) (1,514) 910 1,199 $ 54,358 $ 53,969 $ 56,729 $ 166,304 $ 166,458 $ 7,799 $ 10,943 $ 17,831 $ (4,899) $ 44,460 1,845 1,758 2,511 5,838 5,566 3,295 (330) (1,514) 2,624 2,896 2,368 2,367 2,736 7,101 7,698 1,982 - - 1,982 - (1,914) (811) (1,674) (3,542) (4,519) - 423 - 40,537 - $ 15,375 $ 14,350 $ 19,890 $ 49,641 $ 56,101 Diluted (GAAP) $ 0.17 $ 0.23 $ 0.35 $ (0.10) $ 0.88 Diluted (Non-GAAP) $ 0.33 $ 0.30 $ 0.40 $ 1.04 $ 1.12 (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates. (2) This amount represents the impact of repatriating foreign earnings from our foreign jurisdictions to the U.S. For the three months ended June 30, 2018, this includes the applicable state tax impact of foreign cash distributions into the U.S. Income from operations (GAAP) Net income (loss) (GAAP) Nine Months EndedThree Months Ended Sep 30, Restructuring charges and other costs Amortization of intangible assets Customer insolvency (recovery) (as adjusted) (as adjusted) Non-GAAP income from operations Non-GAAP net income Diluted Earnings (loss) per share: Restructuring charges and other costs Non-GAAP gross profit Gross Profit (GAAP) Customer insolvency (recovery) Income tax adjustments (1) Amortization of intangible assets Customer insolvency (recovery) Tax Cuts and Jobs Act (2) Refinancing of credit facilities

design develop deliver advanced technology 22 © 2018 Benchmark Electronics, Inc. | 22 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Sep 30, 2018 Jun 30, 2018 Sep 30, 2017 Sep 30, 2018 Sep 30, 2017 GAAP gross profit 52,777$ 54,299$ 58,243$ 165,394$ 165,259$ Customer Insolvency (recovery) 1,581 (330) (1,514) 910 1,199 Non-GAAP gross profit 54,358$ 53,969$ 56,729$ 166,304$ 166,458$ GAAP SG&A Expenses 37,607$ 35,825$ 32,093$ 109,182$ 97,079$ Customer Insolvency (recovery) 1,714 - - 1,714 1,697 Non-GAAP SG&A Expenses 35,893$ 35,825$ 32,093$ 107,468$ 95,382$ Three Months Ended Nine Months Ended